UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
March 13, 2014
 _____________________
Palo Alto Networks, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-35594	20-2530195
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4401 Great America Parkway Santa Clara, California 95054 (Address of principal executive office, including zip code)
(408) 753-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective April 1, 2014, Rajiv Batra, a named executive officer of Palo Alto Networks, Inc. (the “Company”), will assume a new role of Founder in which he will provide strategic technology guidance and customer-facing sales support. Mr. Batra will no longer serve as the Company’s Senior Vice President, Engineering. Effective April 1, 2014, Wilson Xu will be promoted to Senior Vice President, Engineering. Mr. Xu will report to Mark McLaughlin, the Company’s President and Chief Executive Officer and will be responsible for overseeing the Company’s Engineering organization.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALO ALTO NETWORKS, INC.

By:	/s/ MARK D. MCLAUGHLIN
Mark D. McLaughlin
President, Chief Executive Officer, and Director

Date: March 13, 2014